Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Webb Interactive Services, Inc. (the “Company”) on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William R. Cullen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM R. CULLEN

William R. Cullen Chief Executive Officer and Chief Financial Officer

Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Webb Interactive Services, Inc. and will be retained by Webb Interactive Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.